

The LGL Group, Inc.

(NYSE MKT: LGL)

Q4 2013 Earnings Report

March 25, 2014 – 10:00 a.m. ET

Safe Harbor Statement

This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations. These risks and uncertainties are described in more detail in The LGL Group's filings with the Securities and Exchange Commission.

In addition, non-GAAP financial measures may be presented. Management believes the non-GAAP financial information provided is useful to investors' understanding and assessment of our ongoing core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in evaluating and operating the business internally and as such has determined that it is important to provide this information to investors.

Publicly traded global corporation

Formed in 1917
IPO in 1946
MtronPTI subsidiary 1965

$26 million	2013 annual revenue
Revenue mix	47% outside the U.S.
$5.21	Stock price Mar 21, 2014
$6.52	52-week high
$14.9 million	market capitalization
$8.7 million	cash and cash equivalents Dec 31, 2013
$2.1 billion	total annual worldwide market

Investment Highlights

LGL's subsidiary – MtronPTI, serves large B2B OEM clients that provide solutions to: Internet Communications Technology, and Aerospace and Defense

Balanced Demand	• **65% Aerospace and Defense (Aero/Defense)** • **35% Internet Communications Technology (ICT)**
High Value IP	• **Crystal technology remains core** to precision timing • Low noise oscillator technology • **High frequency filter capability** – RF and Microwave
Enabling Platform	• **Global footprint –** multiple US sites, international sales and supply support • **India manufacturing** provides low cost, even for high performance product
Strong Margins	• **Margin protection** – high performance/high value/high reliability/harsh environment applications • **Long product life cycles** with repeat revenue streams • **Experienced supplier management** drives lower cost structure
Growth Opportunities	• Long-standing relationships with **industry leaders** (across all markets) • **Share gain opportunities with new product development and OEM supply base consolidation**

Q4 2013 Summary

Strategic Review Process – *completed*

Implemented restructuring plan during Q4 2013 – *completed*
recognized $0.6M charge as expected

Positive book to bill, improved backlog compared to Q3 2013

Positioning business for improved results in 2014

Q4 2013 Results

$5.7M revenue
*sequentially **down 5.9%** vs. Q3 2013*
down 24.5% vs. Q4 2012

22.1% gross margin
*sequentially **flat** (0.3% points) vs. Q3 2013 on reduced revenue*
down 8.6% points vs. Q4 2012

($0.50) adjusted pre-tax loss per share *(excludes restructuring charge)*
*sequentially **higher** vs. ($0.46) at Q3 2013*
higher vs. ($0.08) at Q4 2012

$8.6M backlog at end of Q4 2013
*sequentially **up 2.4%** vs. Q3 2013*

(17.8%) adjusted EBITDA for Q4 2013 as a percent of revenue

$26.2M revenues
down 11.8% compared to FY 2012

26.1% gross margin
flat vs. FY 2012 on reduced revenues, *some operational gains*

($1.40) adjusted pre-tax loss per share vs. ($0.71) for 2012
excludes restructuring charge of $0.6M

(9.8%) adjusted EBITDA for FY 2013 vs. (3.2%) for 2012

Financial Snapshot



Quarterly Income Statement Trends
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
(20.0%)
(40.0%)
$9.0
$9.7
$9.6
$7.4
$7.2
$7.6
$7.3
$7.6
$7.4
$7.0
$6.1
$5.7
32.6%
31.8%
28.0%
27.9%
22.3%
26.5%
24.5%
30.7%
32.5%
25.7%
22.4%
22.1%
6.4%
7.9%
3.5%
-3.0%
-9.2%
-1.2%
-3.2%
0.5%
-0.5%
-8.2%
-15.4%
-18.2%
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Revenue
Gross Margin
EBITDA Margin, before restructuring

Capital Position as of:	**12/31/2013**	9/30/2013
Total Assets	$ 21.3M	$ 22.6M
Net Working Capital	12.4M	13.9M
Cash-Adjusted Working Capital	5.9M	6.6M
Cash and Cash Equivalents	8.7M	9.4M
Total Debt	1.2M	1.1M
Shareholders' Equity	16.8M	18.7M

- Cash and cash equivalents of **$3.35 per share** at 12/31/2013
- Cash-adjusted working capital of **$2.29 per share** at 12/31/2013
- Book value of **$6.48 per share** at 12/31/2013

Positioning for Growth

Capital position strong
- organic investments (client service, new IP, capacity and capabilities)
- joint venture/M&A

Key components in major clients' systems
- very "sticky" with high switching costs

R&D investments in target markets
- software-defined radio, low noise radar, harsh environment timing

Strong position in Commercial Avionics
- Industry experiencing double digit growth



Order Backlog
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$12.2
$12.1
$9.1
$8.6
$8.9
$9.5
$8.7
$8.7
$8.4
$9.1
$8.4
$8.6
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
+2.4%

GAAP to Non-GAAP Reconciliation

Reconciliation of earnings before taxes (GAAP) to Adjusted EBITDA (non-GAAP)

(000's except percentages)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013
Revenue	$ 9,020	$ 9,646	$ 9,629	$ 7,387	$ 7,174	$ 7,582	$ 7,307	$ 7,643	$ 7,398	$ 6,965	$ 6,098	$ 5,740
Earnings (loss) before taxes (GAAP)	380	540	91	(444)	(859)	(326)	(461)	(198)	(296)	(829)	(1,199)	(1,947)
Add: interest expense (income)	12	29	41	27	27	28	23	11	19	10	4	31
Add: depreciation and amortization	187	190	208	199	169	204	203	229	240	248	254	248
Add: restructuring charges												648
Adjusted EBITDA (Non-GAAP)	$ 579	$ 759	$ 340	$ (218)	$ (663)	$ (94)	$ (235)	$ 42	$ (37)	$ (571)	$ (941)	$ (1,020)
Adjusted EBITDA as % of revenue	6.4%	7.9%	3.5%	-3.0%	-9.2%	-1.2%	-3.2%	0.5%	-0.5%	-8.2%	-15.4%	-17.8%

Computation of adjusted working capital

(000's)	9/30/2013	12/31/2013
Accounts receivable, net	$ 3,278	$ 3,237
Inventory, net	4,825	4,629
Less: accounts payable	(1,538)	(1,978)
Adjusted working capital	$ 6,565	$ 5,888

Computation of adjusted pre-tax loss

(000's)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013
Net loss	$ (593)	$ (215)	$ (314)	$ (198)	$ (83)	$ (4,964)	$ (1,199)	$ (1,973)
Add: income tax provision	(266)	(111)	(147)	-	(213)	4,135	-	26
Add: restructuring charges								648
Adjusted pre-tax loss	$ (859)	$ (326)	$ (461)	$ (198)	$ (296)	$ (829)	$ (1,199)	$ (1,299)
Weighted avg. shares OS	2,595,242	2,599,866	2,593,760	2,586,181	2,598,144	2,600,329	2,595,385	2,585,729
Adjusted pre-tax loss/sh	$ (0.33)	$ (0.13)	$ (0.18)	$ (0.08)	$ (0.11)	$ (0.32)	$ (0.46)	$ (0.50)

The Company uses non-GAAP additional measures of operating results, net earnings and earnings per share adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core business segment operational results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings or diluted earnings per share prepared in accordance with generally accepted accounting principles in the United States.

Working Toward Growth

– Reduced demand and price compression in ICT market segment
– U.S. government spending still down, continued signs of uncertainty

+ **Strong new product revenue stream across core business**
+ **Solid working capital position**
+ **Improving margins and operating efficiencies post-restructuring**

Growth Drivers

⇨ **Organic growth from new products:** software-defined radio, avionics

⇨ **Share gains with Aero/Defense clients**

⇨ **India sales opportunities**/operations investments

⇨ IP investments leading toward **capability integration in RF and microwave**

⇨ Acquisitions/joint ventures

Strategic Review - Completed

Results of Board's strategic review:

pursue organic growth led by changes to capital allocation

Several significant actions have been taken to date:

8/6/2013	Distribution of warrants to Company's stockholders in order to return portion of Company's future value
10/1/2013	Michael Ferrantino, Sr., 40-year industry veteran, joins Board as LGL Vice Chairman, and MtronPTI Executive Chairman
10/17/2013	Company initiates restructuring plan to realign client support functions, completed during Q4 2013
1/31/2014	MtronPTI acquires filter assets from Trilithic, Inc., gains new intellectual property and aerospace clients
3/6/2014	MtronPTI announces appointment of Conrad Jordan as VP – Timing Products Division, 20-year RF and microwave veteran

Our strategy is clear:

Reinvigorate *our intellectual property and product roadmap through organic development and acquisitions/joint ventures*

Leverage *our core strength as an engineering leader to expand client access, add new capabilities, diversify product offerings*

Focus *investments to differentiate and broaden MtronPTI's RF/microwave portfolio*

We're transforming our product portfolio towards:

longer life cycles **higher competitive barriers** **better margins**

Q1 2014: Filter Asset Acquisition

Update on acquisition of filter assets from Trilithic:

- Purchase price of $0.7M
- Active business with backlog at acquisition, converted open orders to MtronPTI
- New product IP, including tunable filters, tubular filters, others
- New top tier clients in UAV market
- Minimal structural cost additions
- Integration on plan, shipping from MtronPTI today
- Favorable impact to 2014 results

New IP, new clients, limited structural cost adds

Investment Considerations

Strong capital position

Experienced management team

JV/M&A opportunities





~50 years experience

Blue chip clients

Diverse markets

World–class team

Quality certified, low cost worldwide manufacturing

Industry leading technology, reliability, convenience, support





Contacts

Visit us:

www.lglgroup.com
www.mtronpti.com

Contact us:

Greg Anderson, President and CEO
(e-mail: ganderson@lglgroup.com)

LaDuane Clifton, CFO
(e-mail: lclifton@lglgroup.com)

Voice: (407) 298-2000